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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 29, 2006

                   IndyMac INDA Mortgage Loan Trust 2006-AR1
                   -----------------------------------------
                        (exact name of issuing entity)
          Commission File Number of the issuing entity: 333-132042-15

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132042

                             IndyMac Bank, F.S.B.
                             --------------------
           (Exact name of the sponsor as specified in its charter)

           Delaware                                          95-4791925
--------------------------------                        ----------------------
  (State or Other Jurisdiction                            (I.R.S. Employer
        of Incorporation)                                Identification No.)


               155 North Lake Avenue
               Pasadena, California                          91101
            ---------------------------                   ------------
               (Address of Principal                       (Zip Code)
                 Executive Offices)



Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the
Exchange Act (17 CFR 240.14e-4(c))

Section 8   Other Events

Item 8.01   Other Events.

         On June 29, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDA Mortgage Loan Trust 2006-AR1 (the "Issuing Entity"), Mortgage Pass-Through Certificates, Series 2006-AR1 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

      On June 29, 2006, IndyMac INDA Mortgage Loan Trust 2006-AR1 entered into an interest rate cap contract for the Class A-2 Certificates, as evidenced by a Confirmation between the Trustee on behalf of the Issuing Entity and The Bank of New York (the "Counterparty") (the "Class A-2 Confirmation"). The Confirmation is annexed hereto as Exhibit 99.2.

      On June 29, 2006, IndyMac INDA Mortgage Loan Trust 2006-AR1 entered into an interest rate cap contract for the Class A-4 Certificates, as evidenced by a Confirmation between the Trustee on behalf of the Issuing Entity and The Bank of New York (the "Counterparty") (the "Class A-4 Confirmation"). The Confirmation is annexed hereto as Exhibit 99.3.

      On April 24, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement") by and among the Company, as depositor, IndyMac, IndyMac ABS, Inc. and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.4.



Section 9   Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

      Not applicable.

(b) Pro forma financial information.

      Not applicable.

(c)  Shell Company Transactions.

      Not applicable.


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(d) Exhibits.

Exhibit No.      Description
-----------

     99.1 The Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Company, IndyMac and the Trustee.

     99.2 The Class A-2 Confirmation, dated as of June 9, 2006, between the Counterparty and the Trustee on behalf of the Issuing Entity.

     99.3 The Class A-4 Confirmation, dated as of June 9, 2006, between the Counterparty and the Trustee on behalf of the Issuing Entity.

     99.4 The Item 1115 Agreement, dated as of April 27, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac and the Counterparty.



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   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INDYMAC MBS, INC.



                                          By:  /s/ Victor H. Woodworth
                                               ------------------------
                                               Victor H. Woodworth
                                               Vice President



Dated: July 14, 2006


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                                Exhibit Index

Exhibit


     99.1 The Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Company, IndyMac and the Trustee.

     99.2 The Class A-2 Confirmation, dated as of June 9, 2006, between the Counterparty and the Trustee on behalf of the Issuing Entity.

     99.3 The Class A-4 Confirmation, dated as of June 9, 2006, between the Counterparty and the Trustee on behalf of the Issuing Entity.

     99.4 The Item 1115 Agreement, dated as of April 27, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac and the Counterparty.